                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------

                                 AMENDMENT NO. 1

                                   FORM 8-K/A

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                      DECEMBER 17, 2001 (OCTOBER 11, 2001)
                Date of Report (Date of earliest event reported)


                               EPIQ SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)


          MISSOURI                     0-22081                 48-1056429
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                   Identification Number)



                                501 KANSAS AVENUE
                              KANSAS CITY, KS 66105
                    (Address of principal executive offices)



                                 (913) 621-9500
              (Registrant's telephone number, including area code)

         This Amendment No. 1 supplements and amends the Registrant's Current Report on Form 8-K dated October 18, 2001, as follows:

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         As previously reported, on October 11, 2001, the Registrant acquired certain assets from ROC Technologies, Inc. ("ROC"), the bankruptcy management software subsidiary of Imperial Bancorp ("Imperial"). Imperial is a subsidiary of Comerica, Inc. ("Comerica"). The acquisition followed Comerica's decision to exit the Chapter 7 trustee business. The purchase price paid by the Registrant for the assets acquired from ROC (prior to direct acquisition costs) was $12,000,000, which was paid by the Registrant from its existing cash and investments.

         ROC provided bankruptcy administration software to Chapter 7 bankruptcy trustees and, prior to the acquisition, was the Registrant's second largest competitor in the Chapter 7 trustee market. As of October 11, 2001, ROC had approximately 100 Chapter 7 trustee clients, with an aggregate deposit base of approximately $250 million. While the Chapter 7 trustee customers of ROC had their primary banking relationship with Imperial/Comerica, certain trustee customers also maintained Chapter 7 trustee deposits with various other national and regional third-party banks. The Registrant believes that the total Chapter 7 trustee deposits for ROC customers held at Imperial/Comerica were approximately 50% of ROC customers' total Chapter 7 trustee deposits.

         The Registrant acquired certain of the assets of ROC in order to gain accelerated access to their Chapter 7 Trustee customer base and related deposit amounts so as to facilitate an increase in the Registrant's market share in key geographic markets. The ROC customer portfolio included a significant concentration of accounts in the Central District of California (the metropolitan Los Angeles area) and Texas. In that regard, it is important to note that the Registrant did not deem the historical financial statements of ROC to be a relevant factor in determining the purchase price or the projected operating performance of this business under the Registrant's ownership. This is due primarily to the fact that the dealings between Imperial and its wholly-owned subsidiary, ROC, were related party transactions, while the ROC business will be operated by the Registrant as part of its Chapter 7 business. The Registrant believes it is important for its stockholders and prospective investors to understand this difference when reviewing the financial statements for the acquired ROC business.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:

              ROC TECHNOLOGIES, INC.
                  Independent Auditors' Report

                  Balance Sheet as of September 30, 2001

                  Statement of Operations for the twelve month period ended
                    September 30, 2001

                  Statement of Changes in Stockholder's Equity for the twelve month period ended September 30, 2001

                  Statement of Cash Flows for the twelve month period ended
                    September 30, 2001

                  Notes to Financial Statements

(b)      PRO FORMA FINANCIAL INFORMATION (UNAUDITED):

         EPIQ SYSTEMS, INC.
           Pro Forma Condensed Combined Balance Sheet as of September 30, 2001

           Pro Forma Condensed Combined Statement of Income for the nine months ended September 30, 2001

           Pro Forma Condensed Combined Statement of Income for the year ended
             December 31, 2000

           Notes to Pro Forma Condensed Combined Financial Information


(c)  EXHIBITS
             23.1     Independent Auditors' Consent

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EPIQ SYSTEMS, INC.

Date:    December 17, 2001                  /s/ Tom W. Olofson
                                           ------------------------------
                                           Tom W. Olofson
                                           Chairman of the Board
                                           Chief Executive Officer
                                           Director

                              EPIQ SYSTEMS, INC.
                         INDEX TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS                                                     PAGE
1.  ROC TECHNOLOGIES, INC.

    Independent Auditors' Report                                          F-1

    Balance Sheet as of September 30, 2001                                F-2

    Statement of Operations for the twelve month
      period ended September 30, 2001                                     F-3

    Statement of Changes in Stockholder's Equity for the
      twelve month period ended September 30, 2001                        F-4

    Statement of Cash Flows for the twelve month period
      ended September 30, 2001                                            F-5

    Notes to Financial Statements                                         F-6

2.  EPIQ SYSTEMS, INC. PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

    Pro Forma Condensed Combined Balance Sheet as of September 30, 2001   F-12

    Pro Forma Condensed Combined Statement of Income for the
      nine months ended September 30, 2001                                F-14

    Pro Forma Condensed Combined Statement of Income for the
      year ended December 31, 2000                                        F-15

    Notes to Pro Forma Condensed Combined Financial Information           F-16

INDEPENDENT AUDITORS' REPORT


To the Board of Directors
EPIQ Systems, Inc.
Kansas City, Missouri

We have audited the accompanying balance sheet of Roc Technologies, Inc. (a wholly-owned subsidiary of Comerica, Inc.) (the "Company") as of September 30, 2001 and the related statements of operations, changes in stockholder's equity and cash flows for the twelve month period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Roc Technologies, Inc. as of September 30, 2001, and the results of its operations and its cash flows for the twelve month period then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP
Kansas City, Missouri
November 30, 2001

ROC TECHNOLOGIES, INC.
(A WHOLLY-OWNED SUBSIDIARY OF COMERICA, INC.)

BALANCE SHEET
SEPTEMBER 30, 2001
-------------------------------------------------------------------------------


ASSETS:
CURRENT ASSETS:
  Cash                                                                             $   485,046
  Accounts receivable (no allowance for doubtful accounts considered necessary)        397,614
                                                                                   -----------
     Total current assets                                                              882,660

PROPERTY AND EQUIPMENT:
  Furniture and fixtures                                                                76,443
  Computer equipment                                                                   314,163
  Leasehold improvements                                                                44,348
                                                                                   -----------
                                                                                       434,954
  Less accumulated depreciation and amortization                                       338,057
                                                                                   -----------
     Total property and equipment, net                                                  96,897

SOFTWARE DEVELOPMENT COSTS, Net                                                      1,217,720

GOODWILL, Net of accumulated amortization of $675,381                                1,295,629
                                                                                   -----------
TOTAL ASSETS                                                                       $ 3,492,906
                                                                                   ===========

LIABILITIES AND STOCKHOLDER'S EQUITY:
CURRENT LIABILITIES:
  Short-term borrowings from Parent                                                $   500,000
  Accounts payable                                                                     232,124
  Accrued expenses                                                                     123,895
  Income taxes payable                                                                  11,682
                                                                                    ----------
     Total current liabilities                                                         867,701

DEFERRED INCOME TAXES                                                                   30,929

COMMITMENTS AND CONTINGENCIES (NOTE 4)
                                                                                    ---------
TOTAL LIABILITIES                                                                     898,630

STOCKHOLDER'S EQUITY:

  Common stock, $1 par value; 5,000,000 shares authorized;
   782,672 shares issued and outstanding                                               782,672
  Additional paid-in capital                                                         4,983,681
  Accumulated deficit                                                               (3,172,077)
                                                                                   -----------
TOTAL  STOCKHOLDER'S EQUITY                                                          2,594,276
                                                                                   -----------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                         $ 3,492,906
                                                                                   ===========

See notes to financial statements.

ROC TECHNOLOGIES, INC.
(A WHOLLY-OWNED SUBSIDIARY OF COMERICA, INC.)

STATEMENT OF OPERATIONS
TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 2001
-------------------------------------------------------------------------------

OPERATING REVENUES                                                 $ 2,067,992
                                                           -------------------

COST OF SALES:
  Cost of products and services                                        651,613
  Depreciation and amortization                                        347,615
                                                           -------------------
                                                                       999,228

GROSS PROFIT                                                         1,068,764

OPERATING EXPENSES:
  General and administrative                                         1,340,924
  Depreciation and amortization                                         37,262
  Amortization of goodwill                                             225,127
                                                           -------------------
                                                                     1,603,313
                                                           -------------------

LOSS FROM OPERATIONS                                                  (534,549)

INTEREST INCOME (EXPENSE):
  Interest income                                                       11,509
  Interest expense                                                     (20,096)
                                                           -------------------
                                                                        (8,587)
                                                           -------------------

LOSS BEFORE INCOME TAX BENEFIT                                        (543,136)

INCOME TAX BENEFIT                                                     115,449
                                                           -------------------

NET LOSS                                                            $ (427,687)
                                                           ===================

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                             782,672
                                                           ===================

BASIC AND DILUTED NET LOSS PER SHARE                               $     (0.55)
                                                           ===================

See notes to financial statements.

ROC TECHNOLOGIES, INC.
(A WHOLLY-OWNED SUBSIDIARY OF COMERICA, INC.)

STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 2001

                                                                 COMMON STOCK          ADDITIONAL
                                                          --------------------------     PAID-IN      ACCUMULATED
                                                            SHARES          AMOUNT       CAPITAL        DEFICIT        TOTAL
                                                          -----------    -----------   -----------    -----------   ------------
BALANCE, OCTOBER 1, 2000                                      782,672    $   782,672   $ 4,833,681    $(2,744,390)   $ 2,871,963

Net loss                                                                                                 (427,687)      (427,687)

Capital contributed                                                                        150,000                       150,000
                                                          -----------    -----------   -----------    -----------   ------------

BALANCE, SEPTEMBER 30, 2001                                   782,672    $   782,672   $ 4,983,681    $(3,172,077)   $ 2,594,276
                                                          ===========    ===========   ===========    ===========    ===========

See notes to financial statements.

ROC TECHNOLOGIES, INC.
(A WHOLLY-OWNED SUBSIDIARY OF COMERICA, INC.)

STATEMENT OF CASH FLOWS
TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 2001
-------------------------------------------------------------------------------


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                     $ (427,687)
  Adjustments to reconcile net loss to net cash used in
    operating activities:
      Deferred income taxes                                       (70,090)
      Depreciation and amortization                                78,321
      Amortization of software development costs                  306,556
      Amortization of goodwill                                    225,127
      Changes in operating assets and liabilities:
        Accounts receivable                                       (62,954)
        Accounts payable and accrued expenses                     185,204
        Income taxes payable                                     (958,323)
                                                              ------------
           Net cash used in operating activities                 (723,846)
                                                              ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
      Purchase of property and equipment                          (76,184)
      Software development costs                                 (864,871)
                                                              ------------
           Net cash used in investing activities                 (941,055)
                                                              ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Net proceeds from short-term borrowings from Parent         500,000
      Capital contributed                                         150,000
                                                              ------------
           Net cash provided by financing activities              650,000
                                                              ------------

NET DECREASE IN CASH                                           (1,014,901)

CASH, BEGINNING OF PERIOD                                       1,499,947
                                                              ------------

CASH, END OF PERIOD                                            $  485,046
                                                               ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Interest paid                                                $   20,096
                                                               ===========

  Income taxes paid, net of refunds                            $  876,541
                                                               ===========

See notes to financial statements.

ROC TECHNOLOGIES, INC.
(A WHOLLY-OWNED SUBSIDIARY OF COMERICA, INC.)

NOTES TO FINANCIAL STATEMENTS
TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 2001
-------------------------------------------------------------------------------


1.    NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      NATURE OF OPERATIONS - Roc Technologies, Inc. (the "Company"), a wholly-owned subsidiary of Comerica, Inc. ("Comerica" or "Parent"), develops, markets and licenses proprietary software solutions for the Chapter 7 bankruptcy trustee market.

      CHANGE OF OWNERSHIP - In September 1998, the Company's sole shareholder was acquired by Imperial Bancorp ("Imperial") in a business combination accounted for as a purchase. The Company recorded goodwill as a result of the push-down of the basis of Imperial. On January 29, 2001, Imperial was acquired by Comerica in a business combination accounted for as a pooling-of-interests. Concurrently, the Company became a wholly-owned subsidiary of Comerica. This transaction did not have a significant affect on the Company's financial statements.

      PROPERTY AND EQUIPMENT - Property and equipment is stated at cost and is depreciated on a straight-line basis over the estimated useful life of each asset as follows:

          Furniture and fixtures                                        5 years
          Computer equipment                                            3 years

      Leasehold improvements are depreciated over the shorter of the lease term or the estimated useful lives (generally 5 years) of the improvements.

      Depreciation expense on computer equipment held at trustee locations is included in cost of sales depreciation and amortization in the statement of operations. Depreciation expense on the remaining property and equipment is included in operating expenses depreciation and amortization in the statement of operations.

      SOFTWARE DEVELOPMENT COSTS - Certain internal software development costs incurred in the creation of computer software products are capitalized once technological feasibility has been established. Prior to the completion of a detail program design, development costs are expensed and shown as general and administrative expenses on the statement of operations. Capitalized costs are amortized based on current and estimated future revenue for each product with an annual minimum equal to the straight-line amortization over the remaining estimated economic life of the product, not to exceed three years. Amortization expense is included in cost of sales depreciation and amortization in the statement of operations.

      IMPAIRMENT OF LONG-LIVED ASSETS - The Company, using its best estimates based on reasonable and supportable assumptions and projections, reviews for impairment of long-lived assets and identifiable intangibles to be held and used whenever events or changes in circumstances indicate that the carrying amount of its assets might not be recoverable.

      GOODWILL - Goodwill is stated at cost and is amortized on a straight-line basis over an estimated useful life of approximately nine years.

      INCOME TAXES - The Company is included in the consolidated tax return of its Parent. Income taxes were calculated on a stand-alone basis as though the Company filed a separate income tax return. Income taxes payable or receivable are due to or from its Parent. The Company recognizes a liability or asset for the deferred tax consequences of temporary differences between the tax basis of assets or liabilities and their reported amounts in the financial statements. A valuation allowance is provided when, in the opinion of management, it is more likely than not that some portion or all of a deferred tax asset will not be realized.

      REVENUE RECOGNITION - The Company installs its bankruptcy software product at a trustee location and the trustees' deposits are transferred to a designated financial institution. The Company receives monthly fees from financial institutions and revenues are recognized based on the level of trustees' deposits with that institution.

      A portion of the revenues are derived from software licensing and consulting services. Licensing fees are recorded as revenue following delivery, installation and acceptance. Consulting revenue is recognized in the period in which the services are performed.

      COMPREHENSIVE LOSS - The Company has no components of other comprehensive income or loss, therefore comprehensive loss equals net loss for the twelve month period ended September 30, 2001.

      NET LOSS PER SHARE - Basic net loss per share was computed by dividing net loss by the weighted average number of common shares outstanding for the period. As there are no other securities outstanding that are considered common stock equivalents, diluted net loss per share equals basic net loss per share.

      SEGMENT INFORMATION - Management believes the Company is a single reportable operating segment conducting business in the Chapter 7 bankruptcy trustee market. All of the Company's revenues are derived from sources within the United States of America and all of its long-lived assets are located in the United States of America.

      DERIVATIVES - As the Company does not hold any derivatives or embedded derivatives, as defined by Statement of Financial Accounting Standards ("SFAS") No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, as amended and interpreted, the adoption of the Statement on January 1, 2001, did not result in a transition adjustment.

      USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      RECENT ACCOUNTING PRONOUNCEMENTS - The Financial Accounting Standards Board ("FASB") recently issued SFAS No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS, and SFAS No. 144, ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS. SFAS No. 142 modifies the financial accounting and reporting for acquired goodwill and other intangible assets, including the requirement that goodwill and some intangible assets no longer be amortized. Also some intangibles are reclassified to goodwill. Additionally, goodwill should be tested for impairment at least annually. SFAS No. 144 modifies the financial accounting and reporting for long-lived assets to be disposed of by sale and it broadens the presentation of discontinued operations to include more disposal transactions. SFAS No. 142 and 144 are effective for the Company for fiscal years beginning after December 15, 2001 and will be adopted by the Company on January 1, 2002. Upon the adoption of SFAS No. 142, annual goodwill amortization of approximately $225,000 will cease. The Company has not yet determined if any impairment will result from the adoption of this Statement. The Company is currently assessing SFAS No. 144's effect on the Company's financial position, results of operations and cash flows.

2.       SOFTWARE DEVELOPMENT COSTS


      The following is the activity of software development costs:

     Amounts capitalized, beginning of period                      $ 1,308,763

     Development costs capitalized                                     864,871
                                                                   -----------
     Amounts capitalized, end of period                              2,173,634

     Accumulated amortization, end of period                          (955,914)
                                                                   -----------
     Net software development costs                                $ 1,217,720
                                                                   ===========

      Included in the above are development costs relating to products not yet released. Such costs totaled $922,777 at September 30, 2001.

3.       SHORT-TERM BORROWINGS FROM PARENT

      On January 24, 2001, the Company entered into a working capital line of credit agreement with Imperial. The line of credit was assumed by Comerica upon Imperial's merger with Comerica. The line of credit has a maturity date of December 31, 2001, allows for maximum borrowings of up to $500,000 and accrues variable rate interest, revised quarterly, equal to a margin of 2.5% over the London Interbank Offering Rate (2.59% as of September 30,
      2001) as published in the WALL STREET JOURNAL. Borrowings under the line of credit are unsecured, accrued interest is payable quarterly and the principal is payable at maturity. At September 30, 2001 the Company had borrowed $500,000 under this line of credit and unpaid interest accrued was approximately $7,000.

4.       OPERATING LEASES

      The Company has a non-cancelable operating lease for office space in Houston, Texas that expires in December 2001 with two one year renewal options. The lease requires the Company to pay all executory costs (property taxes, maintenance and insurance). Additionally, the Company has non-cancelable operating leases for various office equipment and an apartment expiring through December 2001. Future minimum lease payments at September 30, 2001 are $17,156 all payable prior to December 31, 2001. Rental expense was $59,479 for the twelve month period ended September 30, 2001.

5.       RELATED PARTY TRANSACTIONS

      The Company has cash deposits with its Parent in the form of bank accounts of approximately $264,000 at September 30, 2001 included in cash in the balance sheet.

      The Company recognized $979,389 of revenue from its Parent during the twelve month period ended September 30, 2001 and had a related receivable from its Parent of $236,648 at September 30, 2001 included in accounts receivable in the balance sheet.

      The Company's Parent processed and paid the Company's payroll and did not charge the Company a fee for these services. The Company reimbursed the Parent for these payroll charges, including employer payroll taxes and employee benefits of approximately $1,438,000 for the twelve month period ended September 30, 2001. At September 30, 2001, the Company had a payable to its Parent in the amount of $38,934 included in accounts payable on the balance sheet for payroll charges.

      During the twelve month period ended September 30, 2001, the Company was charged $34,158 by its Parent for administrative services and overhead charges. These charges are included in general and administrative expenses on the statement of operations.

      During the twelve month period ended September 30, 2001, the Company remitted a net amount of $876,541 to its Parent related to the Company's share of its Parent's consolidated income tax obligation. The net amount remitted to the Parent includes a payment of $970,005 related to an income tax obligation of its former sole shareholder. At September 30, 2001, the Company had a payable to its Parent in the amount of $11,682 included in income taxes payable on the balance sheet for income tax obligations.

6.       PROFIT SHARING PLAN

      The Company has a defined contribution 401(k) plan, offered through its Parent, covering substantially all employees. The Company matches 50% of the first $1,000 of employee contributions, and 25% of the next $2,000 of employee contributions and also has the option of making discretionary contributions. The Company's expense related to this plan amounted to $9,122 for the twelve month period ended September 30, 2001.

7.       INCOME TAXES

      The income tax benefit includes the following components:

Current income taxes                        $  45,359
Deferred income taxes                          70,090
                                            ---------
                                            $ 115,449
                                            =========

      A reconciliation of the income tax benefit at the statutory rate to the income tax benefit at the Company's effective rate is shown below:


Computed at the statutory rate (35%)                          $ 190,098
(Decrease) increase in income tax benefit resulting from:
  Nondeductible expenses and
    nontaxable income                                           (84,080)
  State income taxes, net of federal
    tax effect and other                                          9,431
                                                              ---------
Income tax benefit                                            $ 115,449
                                                              =========

      The tax effects of temporary differences related to deferred taxes shown on the accompanying balance sheet are as follows:


Deferred tax assets:
  Net operating loss carryforwards         $   358,515
  Less valuation allowance                    (352,471)
                                           ------------
                                                 6,044
Deferred tax liabilities:
  Software and other                           (36,973)
                                           ------------
  Net deferred income tax liability -
    long-term                              $   (30,929)
                                           ============

      The Company has previously recorded a valuation allowance against its net operating loss carryforwards in an amount required to reduce the balance to an amount expected to be realized. Current period net operating losses were funded by the Parent and therefore were realized. Management has determined that no adjustment related to this valuation allowance was needed for the twelve month period ended September 30, 2001. At September 30, 2001 the Company had $892,331 of net operating loss carryforwards expiring in 2011 through 2018.

8.       SIGNIFICANT CUSTOMERS AND CONCENTRATION

      For the twelve month period ended September 30, 2001, approximately 47%, or $979,389, of the Company's revenue related to its Parent. Approximately 60%, or $236,648, of the Company's accounts receivable at September 30, 2001 related to its Parent.

      Two of the Company's other customers each represent greater than 10% of the Company's revenues. These two customers represent approximately 27% and 11% of the Company's revenues for the twelve month period ended September 30, 2001 and approximately 12% and 14% of the Company's accounts receivable at September 30, 2001.

9.       SUBSEQUENT EVENT

      On October 11, 2001, certain assets of the Company were acquired by EPIQ Systems, Inc. from Comerica for $12,000,000. The assets acquired include the Company's bankruptcy administration software, customer lists, equipment and contracts.

                                     ******

                               EPIQ SYSTEMS, INC.

                         PRO FORMA FINANCIAL INFORMATION
                                   (UNAUDITED)

                               EPIQ SYSTEMS, INC.

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET

                               SEPTEMBER 30, 2001
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                    EPIQ             ROC
                                                   Systems,      Technologies,                     Pro Forma            Pro Forma
                                                     Inc.            Inc.          Combined        Adjustments           Combined
                                                  -----------     -----------     -----------      -----------          -----------
ASSETS:
CURRENT ASSETS:
    Cash and cash equivalents                     $    34,258     $       485     $    34,743     $      (485) 1.a.    $    22,123
                                                                                                      (12,135) 1.b.
    Accounts receivable, trade, net of
       allowance for doubtful accounts                  5,450             398           5,848            (398) 1.a.          5,450
    Prepaid expenses and other                            567                             567                                  567
    Deferred income taxes                                 177                             177                                  177
                                                  -----------     -----------     -----------      ----------           ----------
       Total Current Assets                            40,452             883          41,335         (13,018)              28,317

PROPERTY AND EQUIPMENT, net                             9,751              97           9,848              30  1.b.          9,878

SOFTWARE DEVELOPMENT COSTS, net                         3,651           1,218           4,869            (818) 1.b.          4,051

OTHER ASSETS:
    Goodwill, net                                      11,557           1,295          12,852          (1,295) 1.a.         21,265
                                                                                                        9,708  1.b.
    Other intangibles, net                              2,113                           2,113           1,900  1.b.          4,013
    Other                                                  50                              50                                   50
                                                  -----------     -----------     -----------     -----------          -----------
       Total Other Assets                              13,720           1,295          15,015          10,313               25,328
                                                  -----------     -----------     -----------     -----------          -----------

TOTAL ASSETS                                      $    67,574    $      3,493     $    71,067     $    (3,493)         $    67,574
                                                  ===========     ===========     ===========     ===========          ===========

                                                                     (continued)

                               EPIQ SYSTEMS, INC.

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET

                               SEPTEMBER 30, 2001
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                    EPIQ             ROC
                                                   Systems,      Technologies,                     Pro Forma            Pro Forma
                                                     Inc.            Inc.          Combined        Adjustments           Combined
                                                  -----------     -----------     -----------      -----------          -----------
LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
    Short-term borrowings                                         $       500     $       500     $      (500) 1.a.
    Accounts payable                              $       647             232             879            (232) 1.a.    $       647
    Accrued expenses                                    1,016             124           1,140            (124) 1.a.          1,016
    Income taxes payable                                  568              12             580             (12) 1.a.            568
    Deferred revenue                                      716                             716                                  716
    Current portion of deferred acquisition
       price                                              222                             222                                  222
    Current maturities of long-term obligations           105                             105                                  105
                                                  -----------     -----------     -----------     -----------          -----------
       Total Current Liabilities                        3,274             868           4,142            (868)               3,274

DEFERRED REVENUE                                          114                             114                                  114

LONG-TERM OBLIGATIONS
     (LESS CURRENT PORTION)                               187                             187                                  187

DEFERRED ACQUISITION PRICE
    (LESS CURRENT PORTION)                                431                             431                                  431

DEFERRED INCOME TAXES                                     776              31             807             (31) 1.a.            776
                                                  -----------     -----------     -----------     ------------         -----------

       Total Liabilities                                4,782             899           5,681            (899)               4,782

STOCKHOLDERS' EQUITY:
    Common stock                                           95             782             877            (782) 1.a.             95
    Additional paid-in capital                         53,803           4,984          58,787          (4,984) 1.a.         53,803
    Retained earnings (Accumulated deficit)             8,894          (3,172)          5,722           3,172  1.a.          8,894
                                                  -----------     ------------    -----------     -----------          -----------
                                                       62,792           2,594         65,386           (2,594)              62,792
                                                  -----------     -----------     -----------     -----------          -----------

TOTAL LIABILITIES AND
    STOCKHOLDERS' EQUITY                          $    67,574     $     3,493     $    71,067     $    (3,493)         $    67,574
                                                  ===========     ===========     ===========     ===========          ===========

                                                                     (concluded)

See notes to pro forma condensed combined financial information.

                               EPIQ SYSTEMS, INC.

                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                      NINE MONTHS ENDED SEPTEMBER 30, 2001
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                    EPIQ             ROC
                                                   Systems,      Technologies,                     Pro Forma            Pro Forma
                                                     Inc.            Inc.          Combined        Adjustments           Combined
                                                  -----------     -----------     -----------      -----------          -----------
OPERATING REVENUES                                $    21,890     $     1,662     $    23,552                          $    23,552
                                                  -----------     -----------     -----------     -----------          -----------

COST OF SALES:
    Cost of products and services                       4,702             502           5,204                                5,204
    Depreciation and amortization                       2,672             262           2,934     $      (205) 2.d.          2,729
                                                  -----------     -----------     -----------     -----------          -----------
                                                        7,374             764           8,138            (205)               7,933
                                                  -----------     -----------     -----------     -----------          -----------

GROSS PROFIT                                           14,516             898          15,414             205               15,619
                                                  -----------     -----------     -----------     -----------          -----------

OPERATING EXPENSES:
    General and administrative                          7,857           1,026           8,883                                8,883
    Depreciation                                          301              32             333                                  333
    Amortization-goodwill/intangibles                   1,014             169           1,183           (  26) 2.a.          1,157
                                                  -----------     -----------     -----------     ------------         -----------
                                                        9,172           1,227          10,399           (  26)              10,373
                                                  -----------     -----------     -----------     ------------         -----------
INCOME (LOSS) FROM OPERATIONS                           5,344            (329)          5,015             231                5,246

INTEREST INCOME (EXPENSE):
    Interest income                                       592                             592            (408) 2.c.            184
    Interest expense                                      (84)          (  20)           (104)                                (104)
                                                  ------------    ------------    ------------    -----------          ------------
                                                          508           (  20)            488            (408)                  80
                                                  ------------    ------------    ------------    -----------          ------------
INCOME (LOSS) BEFORE INCOME
    TAXES                                               5,852            (349)          5,503            (177)               5,326

PROVISION (BENEFIT) FOR INCOME TAXES
                                                        2,269           (  74)          2,195           (  69) 2.e.          2,126
                                                  -----------     ------------    -----------     ------------         -----------

NET INCOME (LOSS)                                 $     3,583     $      (275)    $     3,308     $      (108)         $     3,200
                                                  ===========     ===========     ===========     ===========          ===========

NET INCOME PER SHARE:
    Basic                                         $      0.41                                                          $      0.36
                                                  ===========                                                          ===========
    Diluted                                       $      0.39                                                          $      0.35
                                                  ===========                                                          ===========

WEIGHTED AVERAGE COMMON
   SHARES OUTSTANDING:
    Basic                                               8,817                                                                8,817
                                                  ===========                                                          ===========
    Diluted                                             9,230                                                                9,230
                                                  ===========                                                          ===========

See notes to pro forma condensed combined financial information.

                               EPIQ SYSTEMS, INC.

                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                          YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                    EPIQ             ROC
                                                   Systems,      Technologies,                     Pro Forma            Pro Forma
                                                     Inc.            Inc.          Combined        Adjustments           Combined
                                                  -----------     -----------     -----------      -----------          -----------

OPERATING REVENUES                                $    23,257     $     1,580     $    24,837                          $    24,837
                                                  -----------     -----------     -----------     -----------          -----------

COST OF SALES:
    Cost of products and services                       6,022             448           6,470                                6,470
    Depreciation and amortization                       3,099             250           3,349     $      (211) 2.d.          3,138
                                                  -----------     -----------     -----------      -----------         -----------
                                                        9,121             698           9,819            (211)               9,608
                                                  -----------     -----------     -----------     ------------         -----------

GROSS PROFIT                                           14,136             882          15,018             211               15,229
                                                  -----------     -----------     -----------     -----------          -----------

OPERATING EXPENSES:
    General and administrative                          8,195           1,358           9,553                                9,553
    Depreciation                                          267              23             290                                  290
    Amortization-goodwill/intangibles                   1,223             225           1,448           (  35) 2.a.          1,413
    Acquisition related                                   436                             436                                  436
    Purchased in-process research and
       development                                        364                             364                                  364
                                                  -----------     -----------     -----------     -----------          -----------
                                                       10,485           1,606          12,091           (  35)              12,056
                                                  -----------     -----------     -----------     -----------          -----------
INCOME (LOSS) FROM OPERATIONS                           3,651            (724)          2,927             246                3,173

INTEREST INCOME (EXPENSE):
    Interest income                                       161              59             220                                  220
    Interest expense                                    ( 360)                           (360)         (1,108) 2.b.         (1,468)
                                                  ------------    -----------     -----------     -----------          -----------
                                                        ( 199)             59            (140)         (1,108)              (1.248)
                                                  ------------    -----------     -----------     -----------          -----------

INCOME (LOSS) BEFORE INCOME
    TAXES                                               3,452            (665)          2,787            (862)               1,925

PROVISION (BENEFIT) FOR INCOME TAXES
                                                        1,320            (141)          1,179            (330) 2.e.            849
                                                  -----------     ------------    -----------     ------------         -----------

NET INCOME (LOSS)                                 $     2,132     $      (524)     $    1,608      $     (532)         $     1,076
                                                  ===========     ===========     ===========     ===========          ===========

NET INCOME PER SHARE:
    Basic                                         $      0.30                                                          $      0.15
                                                  ===========                                                          ===========
    Diluted                                       $      0.30                                                          $      0.15
                                                  ===========                                                          ===========

WEIGHTED AVERAGE COMMON
   SHARES OUTSTANDING:
    Basic                                               6,992                                                                6,992
                                                  ===========                                                          ===========
    Diluted                                             7,218                                                                7,218
                                                  ===========                                                          ===========

See notes to pro forma condensed combined financial information.

                               EPIQ SYSTEMS, INC.

           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
                                   (UNAUDITED)
                                 (IN THOUSANDS)


On October 11, 2001, EPIQ Systems, Inc. (the "Company") acquired certain assets from ROC Technologies, Inc. ("ROC"), the bankruptcy management software subsidiary of Imperial Bancorp ("Imperial"). Imperial is a subsidiary of Comerica Incorporated ("Comerica"). The purchase price for the assets acquired from ROC (prior to direct acquisition costs) was $12,000, which was paid by the Company from its existing cash and investments.

The Company's unaudited balance sheet as of September 30, 2001 was derived from the information provided in its Form 10-Q filed on November 13, 2001. The ROC balance sheet data was derived from the audited financial statements, as of September 30, 2001, included in this current report on Form 8-K/A.

The Company's statements of income for the nine months ended September 30, 2001 and the year ended December 31, 2000, were derived from the information provided in the Company's Form 10-Q filed November 13, 2001 and the Company's Form 10-K filed March 27, 2001, respectively.

The ROC income statement data reported for the nine months ended September 30, 2001, was derived from the last nine month period of the ROC Statement of Operations for the twelve month period ended September 30, 2001. The ROC income statement data reported for the year ended December 31, 2000, was derived from ROC's internal unaudited financial statements for the year ended December 31, 2000. Only the Statement of Operations for the twelve month period ended September 30, 2001 used in this calculation is included in this current report on Form 8-K/A.

1. The pro forma condensed combined balance sheet of the Company and ROC as of September 30, 2001 has been prepared as if the acquisition occurred on September 30, 2001 in accordance with the following assumptions:

         a. The transaction is accounted for utilizing the purchase method of accounting. The assets and liabilities of ROC that were not purchased by the Company have been eliminated. The eliminations include ROC's cash, accounts receivable, goodwill, short-term borrowings, accounts payable, accrued expenses, income taxes payable, deferred income taxes, common stock, additional paid-in capital and accumulated deficit.

         b. In accordance with the purchase method of accounting, the acquired assets of ROC are adjusted to their respective fair values on a preliminary basis. The purchase price allocation will be finalized upon completion of additional valuation procedures. The components of the transaction assumed in the pro forma condensed combined balance sheet are outlined as follows:

          Cash paid for ROC assets acquired, including estimated                                       $      12,135
               acquisition costs

          Less:  Historical book value of the acquired assets of ROC:
               Software development costs                                                    1,218
               Property and equipment                                                           97             1,315
                                                                                      ------------     -------------

          Less:  Adjustments to reflect the preliminary fair values of the acquired assets of ROC:
               Software development costs                                                     (818)
               Property and equipment                                                           30
               Other intangibles                                                             1,900             1,112
                                                                                      ------------     -------------

          Goodwill                                                                                     $       9,708
                                                                                                     ===============

2. The pro forma condensed combined statements of income of the Company and ROC for the nine months ended September 30, 2001 and the year ended December 31, 2000 have been prepared as if the acquisition occurred as of January 1, 2000. The transaction was accounted for utilizing the purchase method of accounting and accordingly, the operations of ROC are included in the pro forma combined results of operations for the nine months ended September 30, 2001 and for the year ended December 31, 2000.

a.       The net change in amortization expense is comprised of the following:

                                                                         Nine Months Ended          Year Ended
                                                                        September 30, 2001      December 31, 2000
                                                                        ------------------    -------------------
               Amortization  expense for the trade name acquired in
               the Company's acquisition of ROC                             $         8             $        10

               Amortization  expense  for  the  customer  contracts
               acquired in the Company's acquisition of ROC                         135                     180

               Elimination  of   amortization   expense  for  ROC's
               historical goodwill                                                 (169)                   (225)
                                                                            ------------            -----------

               Net increase in amortization expense                         $       (26)            $       (35)
                                                                            ============            ===========

         - The trade name acquired, with an estimated fair value of $100, is being amortized over a period of 10 years using the straight-line basis. This has been determined based on the acquired customer relationships and strength of the trade name in the marketplace.

         - The customer contracts acquired, with an estimated fair value of $1,800, are being amortized using the straight-line basis over the estimated life of the underlying customer relationships, which has been determined to be 10 years.

         - ROC's historical goodwill was being amortized over a period of approximately 9 years on the straight-line basis. Subsequent to the assumed acquisition date, the Financial Accounting Standards Board released Statement of Financial Accounting Standards ("SFAS") No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS, which requires, among other things, the discontinuance of amortization of goodwill and certain intangible assets upon adoption by the Company. The Company is required to adopt SFAS No. 142 on January 1, 2002. Although the Company has not yet adopted SFAS No. 142, the statement requires that goodwill acquired in a business combination after June 30, 2001 not be amortized.

b. Interest expense has been recorded based on the assumed use of borrowings by the Company to pay for the acquisition of the ROC assets as of January 1, 2000. As of January 1, 2000, the Company had a line-of-credit with a variable interest rate. The estimated interest expense was based on the $12,000 borrowing being outstanding for the entire year at the weighted average New York Federal Reserve Prime Interest Rate for the twelve months in 2000 (9.23%).

c. On December 29, 2000, the Company completed a private placement of 1,350,000 shares of its common stock and received gross proceeds of $13,500. Interest income of the Company has been reduced based on the assumed reduction of interest bearing investments had the Company used $12,000 of these assets to fund the acquisition of the ROC assets. The reduction assumes a weighted average return on these interest bearing assets for the nine months of 2001 (4.54%).

d. Reduction of amortization expense resulting from the fair value adjustment of software development costs pushed back to the beginning of the earliest period presented. The reduction is equal to the lesser of actual amortization expense for the period presented or the fair value adjustment amortized using a 3 year useful life.

e. The tax effect of these adjustments is calculated using the Company's incremental tax rate of 38.2% for the year ended December 31, 2000 and 38.8% for the nine months ended September 30, 2001.

In the accompanying pro forma condensed combined financial information, the Company has not attempted to project the impact of the different Chapter 7 revenue model that exists between ROC/Comerica and the existing Company arrangement. Additionally, no attempt has been made to contrast the level of management fees which ROC has incurred during the subject periods to the actual level of operating costs which would be present in the combined entity's financials.


The pro forma condensed combined financial information, which has been prepared by the Company's management based upon the historical financial statements of the Company and ROC, should be read in conjunction with the accompanying audited financial statements and notes thereto of ROC contained elsewhere in this document. The pro forma condensed combined financial information is not necessarily indicative of the financial position or the results of operations of the combined entities as they may be in the future or as they might have been if the transaction had been in effect on the dates indicated.